Subsequent events	6 Months Ended
Sep. 30, 2022
Subsequent events
Subsequent events

13   Subsequent events

On 9 November 2022, the Group announced that it had entered into a strategic co-control partnership with a consortium of long-term infrastructure investors led by Global Infrastructure Partners and KKR (together the ‘Consortium’) for Vodafone’s 81.7% stake in Vantage Towers A.G. (‘Vantage Towers’). Vodafone and the Consortium have created a joint venture (‘JV’) which will hold Vodafone’s 81.7% stake in Vantage Towers. The JV will make a voluntary takeover offer (‘VTO’) for the remaining 18.3% of shares in Vantage Towers at €32 per share.

The Consortium will acquire JV shares from Vodafone for cash consideration of €32 per share. The Consortium has fully committed equity in place to obtain a shareholding in the JV of between 32% and 40%, depending on the level of take-up in the VTO by minority shareholders. The Consortium intends to raise additional equity before completion to reach a shareholding of 50%. The Group’s minimum net cash proceeds will be €3.2bn based on 100% take up in the VTO. The maximum total net cash proceeds to Vodafone based on a 50% shareholding for the Consortium and 100% take up in the VTO will be €5.8 billion. The transaction is conditional on regulatory clearance and is expected to close in the first half of 2023.

On 9 November 2022, RRJ Capital entered into an irrevocable undertaking to accept the VTO in respect of its 2.4% shareholding in Vantage Towers. On 13 November 2022, the Group entered into an agreement to purchase Digital Bridge’s 4.1% shareholding in Vantage Towers at the offer price of €32 per share and committed to tender these shares into the VTO. This means that the JV will hold a minimum shareholding of 88.3% in Vantage Towers following completion of the VTO.